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The Ohio National Life Insurance Company

Ohio National Variable Account A

Ohio National Variable Account B

Supplement dated April 1, 2022

to the Prospectus dated May 1, 2019

The following supplements and amends the prospectuses dated May 1, 2019, as previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

Ohio National Life

On March 22, 2021, Ohio National Mutual Holdings, Inc. (“ONMH”) and ONLH Holdings LP (“ONLH”) entered into a stock purchase agreement for ONLH to acquire ONMH in a sponsored demutualization. Also on March 22, 2021, the Board of Directors of ONMH unanimously approved and adopted a Plan of Conversion under which ONMH would convert from a mutual insurance holding company to a stock company and become wholly-owned by ONLH. ONLH is a Delaware limited partnership formed by Constellation Insurance Holdings, Inc. (“Constellation”), an insurance acquisition joint venture formed to invest in life and property and casualty insurers. Constellation’s founding investors and equal partners are Caisse de dépôt et placement du Québec and Ontario Teachers’ Pension Plan Board, two of the largest long-term institutional investors in North America. In March 2022, the members of ONMH approved the Plan of Conversion, including the sponsored demutualization, and the final regulatory approvals for the sponsored demutualization and change of control of ONMH were obtained. The sponsored demutualization closed on March 31, 2022. ONMH has converted to a stock company and is now known as Ohio National Holdings, Inc. Eligible members of ONMH generally have the right to receive either cash payments or policy benefits in the conversion, depending on the type of insurance policy or annuity contract such eligible member owns. The sponsored demutualization does not affect your contract terms.